UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2014

ARATANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Olathe Blvd., Kansas City, KS 66103	66103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code: (913) 951-2132

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company provided an updated description of its business in the prospectus included in the Company’s Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-193324) filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2014 (the “Prospectus”). An updated business description is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The Company also provided updated risk factors in the Prospectus. Updated risk factors are filed as Exhibit 99.2 to this Current Report and are incorporated herein by reference. These updated risk factors supersede in their entirety the risk factors included in our reports previously filed with the SEC pursuant to the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Business Description.

99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARATANA THERAPEUTICS, INC.

Date: January 29, 2014	By:	/s/ Steven St. Peter
Steven St. Peter, M.D. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Business Description.

99.2	Risk Factors.